Exhibit 99-1

OMNIQ ANNOUNCES STRATEGIC AI–BASED VEHICLE RECOGNITION SYSTEM UPGRADE AT DFW AIRPORT TO ENHANCE TRAVELER EXPERIENCE AND OPERATIONAL EFFICIENCY OF THEIR MOBILITY PLATFORM.

-	Advanced Technology Integration: OMNIQ will implement a significant upgrade to the AI-based vehicle recognition and related analytics solutions at Dallas Fort Worth International Airport (DFW), reinforcing DFW’s commitment to a world-class traveler experience.

-	Decade of Success: This upgrade marks almost a decade of enhancing operational efficiencies at DFW, the third busiest airport in the world, highlighting a successful long-term collaboration.

-	Commitment to Excellence: The initiative renews OMNIQ’s commitment to deploying AI machine vision technology at DFW, which is aimed at boosting customer satisfaction and operational effectiveness.

-	Strategic Enhancements: By upgrading its technology, OMNIQ ensures that DFW continues to provide seamless and efficient service to millions of travelers, enhancing the airport’s infrastructure and customer service experience.

-	Economic and Operational Impact: The upgrade extends the lifespan of previous investments at DFW, emphasizing the durability and long-term value of OMNIQ’s advanced technological solutions.

-	Use of AI–Machine Vision OMNIQ’s Proprietary Technology: improves safety, maximizes efficiencies, and enhances traveler experience.

SALT LAKE CITY, April 29, 2024 (GLOBE NEWSWIRE) — OMNIQ Corp. (NASDAQ: OMQS) (“OMNIQ” or “the Company”), a global leader in AI-based machine vision solutions for data processing and analytics, is proud to announce a significant upgrade to the parking control system at Dallas Fort Worth International Airport (DFW), an international leader in access solutions and management.

After a successful decade of enhancing operational efficiencies at DFW, the third busiest airport in the world, this upgrade represents a renewed commitment to advanced technology and customer satisfaction. The initiative extends the lifespan of the initial investment made by DFW, underscoring the durability and long-term value of OMNIQ’s solutions.

“This upgrade proves our dedication to improving the airport’s setup with new technology,” said Shai Lustgarten, CEO of OMNIQ, “It’s all about our commitment to providing top-notch solutions that meet our clients’ changing needs.”

The upgraded technology will ensure that DFW continues to offer seamless and efficient service to millions of travelers, reinforcing its reputation as a premier global travel hub. The investment in OMNIQ’s advanced solutions underscores the airport’s strategy of employing innovative technologies to enhance user experience and operational effectiveness.

ABOUT OMNIQ

OMNIQ Corp. leads in technological innovation, offering advanced computerized and machine vision image processing solutions powered by its unique AI technology. The Company’s extensive product range encompasses data collection, real-time surveillance, and monitoring systems designed for industries including supply chain management, homeland security, public safety, and traffic & parking management. The solutions are designed to enhance the secure and efficient flow of people, assets, and information. They also play a crucial role in vital infrastructures such as airports, warehouses, and national borders.

OMNIQ’s client base includes government agencies and prestigious Fortune 500 companies across various industries, including manufacturing, retail, distribution, healthcare, transportation, logistics, food and beverage, and the oil, gas, and chemical sectors. By leveraging OMNIQ’s innovative solutions, these organizations achieve enhanced operational capabilities, allowing them to adeptly manage the complexities of their respective fields.

Financially, OMNIQ is strategically positioned in rapidly expanding markets. The Company taps into the Global Safe City market, anticipated to grow to $67.1 billion by 2028, the smart parking market expected to grow to $16.4 billion by 2030, and the quickly expanding fast-casual restaurant sector, projected to hit $209 billion by 2027. These figures underscore OMNIQ’s pivotal role in sectors increasingly reliant on sophisticated AI technology solutions.

For more information, visit OMNIQ.com.

About DFW

Dallas Fort Worth International Airport (DFW) stands as a major hub between its founding cities of Dallas and Fort Worth, Texas. Since its inauguration in September 1973, DFW has grown from a vision set in a simple pasture to one of the busiest and largest airports globally. Today, it facilitates connections across 193 domestic and 67 international destinations, welcoming over 73 million passengers annually.

As a critical economic engine, DFW generates more than $37 billion in economic impact each year, supporting approximately 634,000 jobs and contributing significantly to both state and local taxes through business and leisure travel activities. Its extensive facilities include a 600-room hotel, numerous dining and shopping options, and modern amenities designed to enhance the traveler’s experience.

DFW is also a leader in environmental sustainability, being the first airport in North America to achieve carbon neutrality and the largest of its kind globally. Its commitment to sustainable operations underscores its role not only as a transportation powerhouse but also as a steward of environmental progress.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

IR@omniq.com